UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 31, 2016 (May 26, 2016)

NSTAR ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

Massachusetts	1-2301	04-1278810
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Boylston Street Boston, Massachusetts	02199
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 424-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2

Financial Information

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 26, 2016, NSTAR Electric Company, doing business as Eversource Energy (“NSTAR Electric”) issued $250,000,000 aggregate principal amount of its 2.70% Debentures due June 1, 2026 (“Debentures”) pursuant to an Underwriting Agreement, dated May 23, 2016, between NSTAR Electric and BNY Mellon Capital Markets, LLC, Citigroup Global Markets Inc., Mitsubishi UFJ Securities (USA), Inc. and Mizuho Securities USA Inc., as representatives of the several Underwriters named therein.  The Debentures were issued under an indenture dated as of September 1, 1988, between NSTAR Electric (formerly Boston Edison Company) and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York, as successor to Bank of Montreal Trust Company), as trustee. NSTAR Electric has registered its Debentures with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Commission File No. 333-211062-03).

The Debentures mature on June 1, 2026 and bear interest at 2.70%, payable semi-annually on each June 1 and December 1, commencing on December 1, 2016.   Interest on the Debentures will accrue from May 26, 2016, and will be computed on the basis of a 360-day year consisting of twelve 30-day months.

Section 9

Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit Number	Description
1

Underwriting Agreement, dated May 23, 2016, between NSTAR Electric Company, doing business as Eversource Energy, and BNY Mellon Capital Markets, LLC, Citigroup Global Markets Inc., Mitsubishi UFJ Securities (USA), Inc. and Mizuho Securities USA Inc., as representatives of the several Underwriters named therein.

4	Form of 2.70% Debenture due June 1, 2026.
5	Legal opinion of Richard J. Morrison, Esq. (including consent).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NSTAR ELECTRIC COMPANY

(Registrant)

May 31, 2016

By:

/S/ PHILIP J. LEMBO

Philip J. Lembo

Senior Vice President,

Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
1

Underwriting Agreement, dated May 23, 2016, between NSTAR Electric Company, doing business as Eversource Energy, and BNY Mellon Capital Markets, LLC, Citigroup Global Markets Inc., Mitsubishi UFJ Securities (USA), Inc. and Mizuho Securities USA Inc., as representatives of the several Underwriters named therein.

4	Form of 2.70% Debenture due June 1, 2026.
5	Legal opinion of Richard J. Morrison. Esq. (including consent).